UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Capitalized terms used but not defined in this Exhibit 99.4 shall have the meanings ascribed to them in the Current Report on Form 8-K/A (“Form 8-K/A”) filed with the Securities and Exchange Commission (the “Commission”) on August 13, 2026 and, if not defined in the Form 8-K/A, capitalized terms used but not defined in this Exhibit 99.4 shall have the meanings ascribed to them in the definitive proxy statement/prospectus filed by PubCo with the Securities and Exchange Commission on June 5, 2026, prior to the consummation of the business combination (the “Proxy Statement/Prospectus”).

The following unaudited pro forma condensed combined financial information presents the combination of the financial information of Cantor Equity Partners II, Inc. (“CEPT”) and Securitize, Inc. (“Securitize”) adjusted to give effect to the merger of CEPT with and into Pinecrest Merger Sub, a wholly owned subsidiary of PubCo (“CEPT Merger Sub”), with CEPT Merger Sub surviving as a wholly owned subsidiary of Securitize Holdings, Inc (“PubCo”), and the merger of Senna Merger Sub, Inc., a wholly owned subsidiary of CEPT (“Securitize Merger Sub”) with and into Securitize, with Securitize surviving as a wholly owned subsidiary of PubCo (the “Merger” and, collectively with the other transactions described in the Business Combination Agreement among them, dated October 27, 2025 (the “Merger Agreement”), the “Business Combination”). The unaudited pro forma condensed combined financial information has also been adjusted to give effect to the PIPE investment and other related transactions, as outlined below. CEPT and Securitize are collectively referred to herein as the “Companies,” and the Companies, subsequent to the Business Combination, are referred to herein as the “Combined Company.” On June 29, 2026, the Business Combination was approved by CEPT shareholders. The Business Combination was completed on July 1, 2026 (the "Closing Date"). Following the Closing, the Combined Company became the publicly traded parent company, with its common stock listed on the New York Stock Exchange under the ticker symbol "SECZ." Refer to Note 1 — Description of the Business Combination for more details.

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X, Pro Forma Financial Information, as amended by Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.”

The unaudited pro forma condensed combined balance sheet as of June 30, 2026 assumes that the Business Combination and related transactions occurred on June 30, 2026. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2026 gives pro forma effect to the Business Combination and related transactions as if they had occurred on January 1, 2025. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025 gives pro forma effect to the Business Combination and related transactions as if they had occurred on January 1, 2025. These periods are presented on the basis that Securitize is the acquirer for accounting purposes.

The unaudited pro forma condensed combined financial information is based on and should be read in conjunction with the unaudited historical condensed consolidated financial statements of CEPT and Securitize as of and for the six months ended June 30, 2026, the audited historical consolidated financial statements of CEPT and Securitize as of and for the year ended December 31, 2025, and the notes thereto, as well as the disclosures contained in the sections titled “CEPT’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Securitize’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included in the Form 8-K/A.

The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable. The unaudited pro forma condensed combined financial statements are for illustrative and informational purposes only and do not purport to represent what our financial position or results of operations would have been if the proposed transactions had actually occurred as of the dates indicated, nor does it project our financial position at any future date or our results of operations or cash flows for any future period.

The adjustments in the unaudited pro forma condensed combined financial information have been identified and presented to provide relevant information necessary for an illustrative understanding of PubCo pursuant to the consummation of the transactions. The unaudited pro forma transaction accounting adjustments presented in the accompanying notes represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

The Business Combination is accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with generally accepted accounting principles in the United States (“GAAP”). Under this method of accounting, CEPT is treated as the “acquired” company for financial reporting purposes. Securitize has been determined to be the accounting acquirer because existing Securitize stockholders, as a group, have retained the largest portion of the voting rights in the combined entity, the executive officers of PubCo were appointed by Securitize, the majority of the board of directors of PubCo were appointed by Securitize, Securitize represents a significant majority of the operations of PubCo, and the operations of Securitize are the continued operations of PubCo.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2026

	Securitize, Inc.	CEPT	Transaction Accounting Adjustments		Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$33,599,243	$25,000	$188,607,250	A	$352,566,531
			1,026,376	B
			(1,026,376)	B
			(72,512,934)	D
			250,738,091	C
			(46,716,028)	F
			(1,174,091)	P
Digital assets from operations	99,915	—	—		99,915
Digital assets held for investment	887,928	—	—		887,928
Digital assets receivable	1,831,093	—	—		1,831,093
Customer escrow funds	18,106,706	—	—		18,106,706
Investments in available-for-sale marketable securities	444,058	—	—		444,058
Investments in tokenized assets	7,651,765	—	—		7,651,765
Accounts receivable, net	9,120,623	—	—		9,120,623
Accounts receivable, related parties	460,213	—	—		460,213
Contract assets	15,122,608	—	—		15,122,608
Receivable from related party	—	70,586	(70,586)	P	—
Deferred offering costs	7,112,971	—	(7,112,971)	F	—
Prepaid expenses and other current assets	3,043,115	163,723	(163,723)	H	3,043,115
Total current assets	97,480,238	259,309	311,595,008		409,334,555

Digital assets receivable, noncurrent	1,690,610	—	—		1,690,610
Contract assets, noncurrent	1,081,243	—	—		1,081,243
Notes receivable, related parties	8,766,201	—	—		8,766,201
Intangible assets, net	20,130,639	—	—		20,130,639
Goodwill	26,365,270	—	—		26,365,270
Other noncurrent assets	601,415	—	—		601,415
Cash held in Trust Account	—	250,738,091	(250,738,091)	C	—
Total assets	$156,115,616	$250,997,400	$60,856,917		$467,969,933

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2026

LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$693,723	$—	$—		$693,723
Notes payable, related party	—	943,494	(943,494)	P	—
Interest payable	6,114,314	—	—		6,114,314
Accrued expenses and other current liabilities	13,749,798	2,908,920	(301,183)	P	8,180,852
			(2,607,737)	F
			(5,568,946)	F
Deferred revenue	1,148,727	—	—		1,148,727
Customer escrow funds payable	18,103,958	—	—		18,103,958
Option prepayment liability	20,000,000	—	(20,000,000)	L	—
Total current liabilities	59,810,520	3,852,414	(29,421,360)		34,241,574

Deferred revenue, noncurrent	993,665	—	—		993,665
Simple agreements for future equity	16,127,000	—	(16,127,000)	E	—
Convertible promissory notes payable, net	74,948,845	—	(74,948,845)	E	—
Derivative liability	6,328,000	—	(6,328,000)	E	—
Option liability	40,566,000	—	(40,566,000)	L	—
Deferred tax liability	342,015	—	—		342,015
Mandatorily redeemable Class A ordinary shares liability	—	72,512,934	(72,512,934)	D	—
Forward sale securities liability	—	71,839,895	(71,839,895)	A	—
Sponsor note	—	—	1,026,376	B	—
			(1,026,376)	B
Earnout liability	—	—	63,248,000	I	63,248,000
Sponsor earnout liability	—	—	19,679,829	J	19,679,829
Total liabilities	$199,116,045	$148,205,243	$(228,816,205)		$118,505,083

Mezzanine equity:
J Digital 6 warrants	$1,169,721	$—	$—		$1,169,721
Series Option redeemable convertible preferred stock	—	—	60,566,000	L	—
			(60,566,000)	E
Series B-4 redeemable convertible preferred stock, 2,089,457 shares authorized, issued and outstanding (preference in liquidation of $45,132,272 for both periods)	42,348,900	—	(42,348,900)	E	—

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2026

Series B-3 redeemable convertible preferred stock, 1,219,998 shares authorized, issued and outstanding (preference in liquidation of $21,959,964 for both periods)	21,969,898	—	(21,969,898)	E	—
Series B-2 redeemable convertible preferred stock, 2,630,197 shares authorized, issued and outstanding (preference in liquidation of $19,103,384 for both periods)	24,387,798	—	(24,387,798)	E	—
Series B-1 redeemable convertible preferred stock, 2,881,387 shares authorized, issued and outstanding (preference in liquidation of $26,159,824 for both periods)	21,407,747	—	(21,407,747)	E	—
Series A redeemable convertible preferred stock, 2,999,412 shares authorized, issued and outstanding (preference in liquidation of $14,501,257 for both periods)	14,700,686	—	(14,700,686)	E	—
Class A ordinary shares subject to possible redemption	—	181,825,157	(2,573,624)	G	—
			(179,251,533)	M
Total Mezzanine Equity	$125,984,750	$181,825,157	$(306,640,186)		$1,169,721

Stockholders' deficit:
Common stock, $0.0001 par value	$870	$—	$1,759	E	$—
			(2,629)	K
Class A Common stock, $0.0001 par value	81	—	(81)	K	—
Treasury stock, 150,000 shares at cost	(1,599,978)	—	1,599,978	K	—
Class A ordinary shares, $0.0001 par value	—	58	1,978	A	—
			1,716	M
			(3,752)	O
Class B ordinary shares, $0.0001 par value	—	600	(600)	O	—
PubCo Common stock, $0.0001 par value	—	—	11,975	K	16,327
			4,352	O
Additional paid-in capital	26,521,873	—	282,783,115	E	543,403,494
			(20,050,841)	F
			(30,385,337)	N
			(63,248,000)	I
			(19,679,829)	J
			(392,576)	K
			179,249,817	M
			188,605,272	A
Accumulated deficit	(195,124,692)	(79,033,658)	30,385,337	N	(195,124,692)
			(25,601,475)	F
			71,839,895	A
			2,573,624	G

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2026

			(163,723)	H
Accumulated other comprehensive income	1,216,667	—	(1,216,667)	K	—
Total stockholders' deficit	(168,985,179)	(79,033,000)	596,313,308		348,295,129
Total liabilities, mezzanine equity and stockholders’ deficit	$156,115,616	$250,997,400	$60,856,917		$467,969,933

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2026

	Securitize, Inc.	CEPT	Transaction Accounting Adjustments		Pro Forma Combined

Revenue	$33,914,311	$—	$—		$33,914,311

Operating costs and expenses:
Cost of revenue (exclusive of items shown below)	8,451,012	—	—		8,451,012
Selling, general & administrative	15,955,352	2,109,571	2,901,050	FF	20,965,973
Compensation and benefits	19,648,481	—	—		19,648,481
Provision for expected credit losses	1,600,587	—	—		1,600,587
Administrative expenses - related party	—	60,000	(60,000)	EE	—
Loss on digital assets from operations, net	369,297	—	—		369,297
Total operating costs and expenses	46,024,729	2,169,571	2,841,050		51,035,350

Loss from operations	(12,110,418)	(2,169,571)	(2,841,050)		(17,121,039)

Other income (expense):
Interest expense	(3,374,490)	—	3,374,490	CC	—
Interest income	413,505	—	—		413,505
Interest income on investments held in Trust Account	—	4,414,025	(4,414,025)	AA	—
Change in fair value of forward sale securities	—	(67,231,335)	67,231,335	DD	—
Realized loss on sale of available-for-sale debt securities	—	(155,264)	155,264	HH	—
Dividend income	241,033	—	—		241,033
Loss on digital assets held for investment, net	(1,433,082)	—	—		(1,433,082)
Other income, net	1,735,797	—	—		1,735,797
Change in fair value of simple agreements for future equity	(5,678,000)	—	5,678,000	DD	—
Change in fair value of derivative liability	19,842,000	—	(19,842,000)	DD	—
Change in fair value of option liability	(29,176,000)	—	29,176,000	DD	—
Total other income (expense), net	(17,429,237)	(62,972,574)	81,359,064		957,253

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2026

Net income (loss) from continuing operations before income taxes	(29,539,655)	(65,142,145)	78,518,014	(16,163,786)

Provision for income taxes	(82,199)	—	—	(82,199)

Income (loss) from continuing operations, net of tax	(29,621,854)	(65,142,145)	78,518,014	(16,245,985)

Net income (loss)	(29,621,854)	(65,142,145)	78,518,014	(16,245,985)

Net income (loss) from continuing operations attributable to common stockholders	$(29,621,854)	$(65,142,145)	$78,518,014	$(16,245,985)

Net loss from continuing operations per share of common stock and Class A common stock - basic and diluted	$(3.29)

Weighted average common stock and Class A common stock shares outstanding - basic and diluted	8,993,202

Weighted average shares outstanding
Class A - Public shares		23,924,388
Class A - Private placement		579,998
Class B - Ordinary shares		5,999,998
Basic and diluted net loss per share
Class A - Public shares		$(2.14)
Class A - Private placement		$(2.14)
Class B - Ordinary shares		$(2.14)
Weighted average shares outstanding - basic and diluted				161,465,685

Net loss from continuing operations per share - basic and Diluted				$(0.10)

Other comprehensive income:
Foreign currency translation adjustment	122,285	—	—	122,285

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2026

Reclassification adjustment for loss included in net loss	—	155,264	(155,264)	HH	—
Change in unrealized depreciation of available-for-sale debt securities	—	(293,311)	293,311	HH	—
Total other comprehensive income (loss)	122,285	(138,047)	138,047		122,285

Comprehensive income (loss)	$(29,499,569)	$(65,280,192)	$78,656,061		$(16,123,700)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2025

	Securitize, Inc.	CEPT	Transaction Accounting Adjustments		Pro Forma Combined

Revenue	$62,152,140	$—	$—		$62,152,140

Operating costs and expenses:
Cost of revenue (exclusive of items shown below)	13,472,042	—	—		13,472,042
Selling, general & administrative	20,525,686	1,773,577	15,126,948	FF	37,426,211
Compensation and benefits	37,176,194	—	—		37,176,194
Acquisition related transaction costs	—	—	25,601,474	BB	25,601,474
Provision for expected credit losses	397,382	—	—		397,382
Administrative expenses - related party	—	79,677	(79,677)	EE	—
Loss on digital assets from operations, net	5,113,796	—	—		5,113,796
Total operating costs and expenses	76,685,100	1,853,254	40,648,745		119,187,099

Loss from operations	(14,532,960)	(1,853,254)	(40,648,745)		(57,034,959)

Other income (expense):
Interest expense	(6,892,872)	—	6,390,414	CC	(502,458)
Interest income	1,177,726	—	(145,111)	GG	1,032,615
Interest income on investments held in Trust Account	—	6,479,330	(6,479,330)	AA	—
Dividend income	227,133	—	—		227,133
Change in fair value of forward sale securities	—	(4,608,560)	4,608,560	DD	—
Other income, net	862,360	—	—		862,360
Change in fair value of simple agreements for future equity	(4,735,000)	—	4,735,000	DD	—
Change in fair value of derivative liability	(11,719,000)	—	11,719,000	DD	—
Change in fair value of option liability	(6,431,000)	—	6,431,000	DD	—
Realized gain on sale of available-for-sale debt securities	—	—	138,047	HH	—
			(138,047)	HH
Total other income (expense), net	(27,510,653)	1,870,770	27,259,533		1,619,650

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2025

Net income (loss) from continuing operations before income taxes	(42,043,613)	17,516	(13,389,212)	(55,415,309)

Provision for income taxes	(324,550)	—	—	(324,550)

Income (loss) from continuing operations, net of tax	$(42,368,163)	$17,516	$(13,389,212)	$(55,739,859)

Net income (loss)	(42,368,163)	17,516	(13,389,212)	(55,739,859)

Deemed dividend to preferred stockholders	(1,493,539)	—	—	(1,493,539)

Net income (loss) from continuing operations attributable to common stockholders	$(43,861,702)	$17,516	$(13,389,212)	$(57,233,398)

Net loss from continuing operations per share of common stock and Class A common stock - basic and diluted	$(4.98)

Weighted average common stock and Class A common stock shares outstanding - basic and diluted	8,813,380

Weighted average shares outstanding
Class A - Public shares		15,846,575
Class A - Private placement		382,959
Class B - Ordinary shares		6,000,000
Basic and diluted net loss per share
Class A - Public shares		$0.00
Class A - Private placement		$0.00
Class B - Ordinary shares		$0.00

Weighted average shares outstanding - basic and diluted				161,465,685

Net loss from continuing operations per share - basic and diluted				$(0.35)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2025

Other comprehensive income:
Foreign currency translation adjustment	627,402	—	—		627,402
Change in unrealized depreciation of available-for-sale debt securities	—	138,047	(138,047)	HH	—
Total other comprehensive income (loss)	627,402	138,047	(138,047)		627,402

Comprehensive income (loss)	$(41,740,761)	$155,563	$(13,527,259)		$(55,112,457)

COMBINED COMPANY

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
Note 1.    Description of the Business Combination

On July 1, 2026, CEPT, Securitize, PubCo, CEPT Merger Sub and Securitize Merger Sub consummated the transactions contemplated by the Business Combination Agreement among them, dated October 27, 2025, following their approval at a special meeting of the stockholders of CEPT held on June 29, 2026 (the “Special Meeting”). Pursuant to the terms of the Merger Agreement, a business combination of CEPT and PubCo was effected through (i) the merger of CEPT with and into CEPT Merger Sub, with CEPT Merger Sub surviving as a wholly owned subsidiary of PubCo, and (ii) the merger of Securitize Merger Sub with and into Securitize, with Securitize surviving as a wholly owned subsidiary of PubCo. On the Closing Date, PubCo changed its name to Securitize Corp.

The “Per Share Company Merger Consideration” is, for each share of Securitize common stock, par value $0.0001 (“Securitize Common Stock”) being converted into shares of PubCo Common Stock in the Securitize Merger, such number of shares of PubCo’s common stock, par value $0.0001 per share (“PubCo Common Stock”) equal to (a) (i) the Equity Value of Securitize (which is $1,250,000,000, subject to adjustments calculated in accordance with the Business Combination Agreement), divided by (b) the Fully-Diluted Company Shares (calculated in accordance with the Business Combination Agreement), divided by (iii) $10.00, and (b) the right to receive the relevant portion of 6,250,000 shares of PubCo Common Stock (the “Securitize Earnout Shares”), if any, attributable to such shares. The Per Share Company Merger Consideration was 4.44.

The Securitize Earnout Shares will be issued to Securitize Stockholders if, at any time during the five (5) year period following the Closing Date, the VWAP of PubCo Common Stock exceeds certain price thresholds (the “Issuance Threshold”) as described below: (i) one-third of the Securitize Earn-Out Shares will be issued if the VWAP of PubCo Common Stock exceeds $15.00 for 20 out of any 30 trading days beginning 90 days after the Closing, (ii) one-third of the Securitize Earnout Shares will be issued if the VWAP of PubCo Common Stock exceeds $20.00 for 20 out of any 30 trading days beginning 90 days after Closing, and (iii) one-third of the Securitize Earnout Shares will be issued if the VWAP of PubCo Common Stock exceeds $25.00 for 20 out of any 30 trading days beginning 90 days after Closing.
Contemporaneously with the execution of the Business Combination Agreement, CEPT, the Cantor EP Holdings II, LLC (the “Sponsor”), PubCo and Securitize entered into the Sponsor Support Agreement, pursuant to which, among other things, the Sponsor agreed to surrender, for no consideration, up to 30% of its CEPT Class B ordinary shares, par value $.0001 per share (“CEPT Class B Ordinary Shares”) immediately prior to, and conditioned upon, the Closing (such number of Surrendered CEPT Shares to be determined pursuant to a formula taking into account the number of CEPT Redeemed Shares and the gross proceeds from the PIPE Investments exceeding $100,000,000). Upon the Closing, no such shares were surrendered. In addition, Sponsor agreed to subject the Sponsor Earnout Shares to vesting and potential forfeiture (and related transfer restrictions) after the Closing based on an earnout during the Earnout Period, with one-third of such shares vesting in the event the VWAP of a share of PubCo Common Stock exceeds Issuance Thresholds of $12.50, $15.00 and $17.50, in each case for at least 20 out of 30 consecutive trading days commencing 90 days after the Closing. Contemporaneously with the execution of the Business Combination Agreement, the PIPE Investors agreed to make a private investment in CEPT by purchasing Class A ordinary shares. On the Closing Date, the PIPE Investors purchased from CEPT an aggregate of 19,782,000 shares of CEPT Class A ordinary shares, par value $.0001 per share (“CEPT Class A Ordinary Shares”) for a purchase price of $10.00 per share and an aggregate purchase price of approximately $197,820,000, pursuant to the PIPE Subscription Agreements. The net proceeds from the PIPE will be used by PubCo for transaction expenses, working capital and general corporate purposes. The PIPE Investors satisfied all of their obligations in cash.

On June 29, 2026, CEPT held an extraordinary general meeting of its shareholders at which certain proposals were submitted to a vote of CEPT shareholders (“CEPT Shareholders”). The proposals are described in more detail in CEPT’s definitive proxy statement filed with the Securities and Exchange Commission on June 5, 2026 (the “Definitive Proxy Statement”). Only CEPT Shareholders of record as of the close of business on May 11, 2026, the record date for the Special Meeting, were entitled to vote at the Special Meeting. As of the record date, 30,580,000 ordinary shares of CEPT were issued and outstanding and entitled to vote at the Special Meeting.

In connection with Special Meeting and the Business Combination, holders of 6,842,508 shares of CEPT Class A ordinary share, par value $.0001 per share, or approximately 28.5% of the shares with redemption rights, exercised their right to redeem their shares for cash at a redemption price of approximately $10.60 per share, for an aggregate redemption amount of $72,512,934.

The following table summarizes the pro forma shares of PubCo Common Stock outstanding, excluding the potential dilutive effect of (i) the Securitize Earnout Shares; (ii) the Assumed Warrants; and (iii) the Assumed Options.

	Shares	Ownership %
Public Shareholders	17,157,492	10.5%
Securitize Common Securityholders (1)	45,482,756	27.9%
Sponsor (3)	6,580,000	4.0%
Securitize Preferred Securityholders (2)	74,263,437	45.5%
PIPE Investors	19,782,000	12.1%
Pro forma outstanding shares at June 30, 2026	163,265,685	100.0%

(1) Securitize Equity Value is $1,257,064,087, which is the Equity Value as defined in the Business Combination Agreement of $1,250,000,000 and proceeds from the exercise of vested Company options and warrants of $7,064,087.

(2) Consists of 74,263,437 shares of PubCo Common Stock issued to the Securitize Preferred Securityholders upon exchange of 16,711,159 shares of Securitize Preferred Stock based on the Exchange Ratio of 4.44.

(3) Includes 580,000 shares of PubCo Common Stock received in exchange for the CEPT Private Placement Shares and 6,000,000 Post-Combination Founder Shares. Certain of the Post-Combination Founder Shares are subject to an earn-out as further described herein.

Note 2.    Basis of Presentation

The Business Combination is accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Under this method of accounting, CEPT is treated as the “accounting acquiree” and Securitize as the “accounting acquirer” for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination is treated as the equivalent of Securitize issuing shares for the net assets of CEPT, followed by a recapitalization. The net assets of CEPT are stated at historical cost. Operations prior to the Business Combination are those of Securitize.

The unaudited pro forma condensed combined balance sheet as of June 30, 2026 assumes that the Business Combination and related transactions occurred on June 30, 2026. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2026 gives pro forma effect to the Business Combination and related transactions as if they had occurred on January 1, 2025. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025 gives pro forma effect to the Business Combination and related transactions as if they had occurred on January 1, 2025. These periods are presented on the basis that Securitize is the acquirer for accounting purposes.

The pro forma adjustments reflecting the consummation of the Business Combination and related transactions are based on certain currently available information and certain assumptions and methodologies that the parties believe are reasonable under the circumstances. The unaudited condensed combined pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. The parties believe that their assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination and related transactions based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Business Combination. The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination and related transactions taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. The unaudited pro forma condensed combined financial information should be read in conjunction with the historical audited consolidated financial statements and notes thereto of SPAC and Securitize.

The Business Combination is a capital transaction in substance whereby CEPT is treated as the acquired company for financial reporting purposes. This determination was primarily based on the following:

•Securitize Stockholders own the majority of the issued and outstanding common shares of PubCo;
•The key management of PubCo consists entirely of individuals who previously served as senior management of Securitize;
•The PubCo Board was selected by Securitize pursuant to the terms of the Business Combination Agreement; and
•The operations of Securitize prior to the Business Combination comprise the only ongoing operations of PubCo following the closing of the Transactions.

No tax effect has been recorded for the transaction accounting adjustments. The changes in fair value of the SAFE liability and derivative liability represent permanent differences and therefore do not impact taxable income. Securitize maintains a full valuation allowance on its deferred tax assets; accordingly, no tax benefit is recognized for the transaction costs, regardless of whether such costs are deductible or give rise to permanent or temporary differences. As a result, the transaction accounting adjustments do not impact the provision for income taxes.

Note 3.    Accounting Policies and Reclassifications
Management performed a comprehensive review of the two entities’ accounting policies. As a result of the review, management did not identify any material differences related to the application of the accounting policies applied by CEPT and Securitize that would require adjustments in the unaudited pro forma condensed combined financial information. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.
As part of the preparation of the unaudited pro forma condensed combined financial information, certain reclassifications were made to align CEPT’s financial statement presentation with that of Securitize.

Note 4. Adjustments to the Unaudited Pro Forma Condensed Combined Financial Information
The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the transactions and has been prepared for informational purposes only.
The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. PubCo has elected not to present Management’s Adjustments and only presented Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information. CEPT and Securitize have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.
The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the number of shares of PubCo Common Stock outstanding, assuming the closing of the transactions occurred on January 1, 2025.
Transaction Accounting Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet

The adjustments included in the unaudited pro forma condensed combined balance sheet as of June 30, 2026 are as follows:
A. Represents the issuance of 19,782,000 CEPT Class A ordinary shares for $10.00 per share, for proceeds of $188,607,250, which are net of issuance costs of $9,212,750, pursuant to the PIPE Investment. The PIPE Investors have satisfied all of their commitments in cash. The PIPE shares that were committed to the PIPE investors are recorded on CEPT’s June 30, 2026 Balance Sheet as a Forward sale securities liability of $71,839,895, which was settled through accumulated deficit upon the issuance of the 19,782,000 CEPT Class A ordinary shares.
B. Represents the $1,026,376 in proceeds and subsequent repayment of the Sponsor Note, which was to fund $0.15 per share to each of the 6,842,508 CEPT shares redeemed.
C. Represents the reclassification of the cash held in the Trust Account upon the closing of the Merger to Cash and cash equivalents.
D. Represents the redemption of 6,842,508 Public Shares for aggregate payments of $72,512,934 (approximately $10.60 per share — a $10.45 base plus $0.15 per share funded by the Sponsor Note).
E. Represents the conversion of $16,127,000 of simple agreements for future equity, $81,276,845 of Securitize convertible notes and related derivative liability, $60,566,000 Series Option preferred stock, and $124,815,029 of Series A through B-4 preferred stock, upon the closing of the Business Combination for 17,585,944 shares of historical Securitize Common Stock, which were exchanged into 78,150,934 shares of PubCo Common Stock using a par value of $0.0001 per share. See Adjustment L for the exercise of the NHTV Sierra Holdings LLC Option into Series Option preferred stock.
F. Represents transaction costs of CEPT and Securitize in connection with the Business Combination. CEPT’s transaction costs of $28,506,000 include advisory, printing, legal, and accounting fees. Out of the total CEPT transaction costs, $2,904,526 of transaction costs have been incurred, consisting of $2,607,737 of transaction costs accrued and $296,789 paid by CEPT as of June 30, 2026. Therefore, the remaining $28,209,211 were paid at Closing. These transaction costs are directly attributable to the Business Combination and are recorded to acquisition related transaction costs (refer to adjustment BB).
Securitize’s preliminary total estimated transaction costs of $20,050,841 include legal, advisory, and accounting fees. Out of the total estimated Securitize transaction costs, $7,112,971 of transaction costs have been incurred and recorded as deferred offering costs, consisting of $5,568,946 of transaction costs accrued and $1,532,588 paid by Securitize as of June 30, 2026. Therefore, out of the remaining $18,518,253 transaction costs, $18,506,816 were paid in cash upon the closing of the Business Combination and $11,437 remained in ‘Accrued expenses and other current liabilities’ on the balance sheet. The offering costs incurred by Securitize are recorded as a reduction to additional paid-in capital given the Business Combination is being accounted for as a reverse recapitalization, while the offering costs incurred by CEPT were recorded as an expense.
G. Reflects the reversal of the $2,573,624 accrual (the $0.15 per share Sponsor-funded amount previously recorded on 17,157,492 public shares).
H. To derecognize CEPT prepaid insurance and prepaid Nasdaq fee of $121,223 and $42,500, respectively, upon the Closing.
I. Represents the estimated fair value of the earnout liability for Securitize Earnout Shares at the consummation of the Business Combination. The maximum amount of Securitize Earnout Shares to be issued is 6,250,000, contingent upon the Release Events outlined below. The earnout liability for the Securitize Earnout Shares is recognized at its estimated fair value. The earnout liability will be remeasured to its fair value at the end of each reporting period and subsequent changes in the fair value will be recognized in Securitize’s statement of operations within other income/expense. The Securitize Earnout Shares are issuable starting 90 days from the Closing Date and ending on the fifth anniversary of the Closing Date, however they are contingent upon various triggering events being met (a “Release Event”).

Notwithstanding anything to the contrary, in the event that during the Earnout Period, a merger, consolidation or similar transaction (as further described in the Business Combination Agreement) occurs where holders of PubCo Common Stock have the right to receive cash or securities, and the consideration per share of PubCo Common Stock would exceed one or more Issuance Threshold described above, the applicable Issuance Threshold will be deemed to have been satisfied and the applicable shares will be vested and issued to the applicable Securitize Stockholders.
These amounts are classified as liabilities in the unaudited pro forma condensed combined balance sheet, and a reduction of proceeds to be received by Securitize. The fair values of the Securitize Earnout Shares were determined using a Monte Carlo simulation valuation model using a distribution of potential outcomes based on certain underlying assumptions such as stock price, volatility and risk-free interest rates. These assumptions reflect the most reliable information available. The liabilities will be remeasured to fair value at each reporting date and subsequent changes in the fair value will be recognized in PubCo’s consolidated statement of operations.
The stock price on the valuation date was $10.00, with an earnout period beginning on the date that is the 90 days from the Closing Date and ending on the date that is the fifth anniversary of the Closing Date. The risk-free rate of the remaining term is 4.15%, and the rounded equity volatility is 65%. These inputs resulted in simulations determining estimated fair value outcomes between approximately $0 and $303,089,219. Therefore, adjustment I to the unaudited pro forma condensed combined balance sheet represents the probability-weighted estimated fair value of these outcomes of $63,248,000 and was used for the estimated fair value of the earnout liability.
As the shares are only issuable upon the various Issuance Thresholds, the potential outcomes include a range from no liability (if no Release Event occurs) to the value of the full 6,250,000 shares to be issued if all three Release Events are achieved. Taking into account the potential upside due to share appreciation, the simulation provides a maximum aggregate liability of $101,029,740, or $48.49 on a per share basis on satisfaction of the First Issuance Threshold, $48.49 on a per share basis on satisfaction of Second Issuance Threshold, and $51.92 on a per share basis on satisfaction of the Third Issuance Threshold, for an average per share value of $49.63.
J. Represents the fair value of earnout liability for the Sponsor Earnout Shares at the consummation of the Business Combination. The earnout liability for the Sponsor Earnout Shares is recognized at its fair value. The earnout liability will be remeasured to its fair value at the end of each reporting period and subsequent changes in the fair value will be recognized in Securitize’s consolidated statement of operations. Per the Sponsor Support Agreement, the Sponsor agreed to subject a maximum of 1,800,000 Post-Combination Founder Shares (the “Sponsor Earnout Shares”) to vesting and potential forfeiture (and related transfer restrictions) after the Closing based on an earn-out during the Earnout Period.
The stock price on the valuation date was $10.00, with an Earnout Period beginning on the date that is 90 days from the Closing Date and ending on the date that is the fifth anniversary of the Closing Date. The risk-free rate of the remaining term is 4.15%, and the rounded equity volatility is 65%. These inputs resulted in simulations determining estimated fair value outcomes between $0 and $77,050,038. Therefore, adjustment J reflects the probability-weighted fair value of these outcomes of $19,679,829, or $10.93 on a per share basis, which was used for the fair value of the Sponsor Earnout Shares liability.
As the shares are only issuable upon the achievement of the Sponsor Release Events, the potential outcomes include a range from no liability (if no Sponsor Release Event occurs) to the value of the full 1,800,000 shares to be issued if all three Release Events are achieved. Taking into account the potential upside due to share appreciation, the simulation provides a maximum aggregate liability of $25,683,346, or $42.81 on a per share basis for First Price Threshold. For the Second Price Threshold, the simulation provides a maximum aggregate liability of $25,683,346, or $42.81 on a per share basis for Second Price Threshold. For the Third Price Threshold, the simulation provides a maximum aggregate liability of $25,683,346, or $42.81 on a per share basis for Third Price Threshold.
K. Represents the recapitalization of Securitize’s historical equity (comprised of the par value of Securitize Common Stock of $2,629, the par value of Securitize Class A Common Stock of $81, Securitize accumulated other comprehensive income of $1,216,667, and Securitize Treasury Stock of $1,599,978)

which is inclusive of any new securities issued in connection with the conversion of the convertible notes or the exercise of options into the PubCo Common Stock after giving effect to the Securitize Exchange Ratio of 4.44 at Closing. The shares are converted to 119,750,000 shares of PubCo Common stock.
L. Represents the relief of the Subscription Liability of $20,000,000 and a release of an option liability of $40,566,000 upon the Closing of the Business Combination. The Subscription Liability represents cash provided by the NHTV Sierra Holdings LLC Option (“NHTV Option”) holders for the exercise of the NHTV Option into Securitize Option Preferred Stock, contingent upon the Closing of the Business Combination. Per the NHTV Option agreement, Securitize Option Preferred Stock means a series of Securitize’s Preferred Stock that is substantially identical to the shares of Standard Preferred Stock issued in the most recent Qualifying Raise.
M. Represents the reclassification of 17,157,492 Class A CEPT redeemable shares to non-redeemable shares immediately prior to the Closing totaling $179,251,533. The 17,157,492 shares reflect CEPT's original 24,000,000 Class A ordinary shares outstanding, reduced by the 6,842,508 shares redeemed as described in adjustment D. Of the $179,251,533, $1,716 was allocated to Class A ordinary shares at the $0.0001 par value (17,157,492 shares × $0.0001), with the remaining $179,249,817 credited to additional paid-in capital.
N. Reflects the elimination of CEPT’s historical accumulated deficit through additional paid-in capital of $30,385,337 after recording the following adjustments:

Accumulated Deficit as of June 30, 2026	$(79,033,658)
Adjustment A - Forward Sale Securities Liability Settlement	71,839,895
Adjustment F - CEPT Transaction Costs	(25,601,475)
Adjustment G - Reversal of $0.15 per Public Share Accrual	2,573,624
Adjustment H - De-recognition of CEPT Prepaid Insurance	(163,723)
$(30,385,337)
O. Represents the conversion of 37,519,492 and 6,000,000 Class A and Class B CEPT ordinary shares into PubCo Common Stock.
P. Reflects the repayment of the Sponsor Loan of $943,494 which was paid in cash at Closing, and the payment of all non-transaction related accrued expenses of CEPT of $301,183 at the Closing.
Transaction Accounting Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Operations
AA. Reflects elimination of investment income from the Trust Account of $4,414,025 and $6,479,330 for the six months ended June 30, 2026 and for the year ended December 31, 2025, respectively.
BB. Reflects non-recurring transaction costs not reflected in the June 30, 2026 historical unaudited condensed financial statements, nor reflected in the December 31, 2025 historical audited financial statements. Non-recurring transaction costs totaling $28,506,000 were incurred and paid by CEPT. The adjustment reflects CEPT’s non-recurring transaction costs as if they were incurred on January 1, 2025, the date the Business Combination occurred for purposes of the unaudited pro forma condensed combined statement of operations. As of June 30, 2026, CEPT recorded $2,904,526 of the transaction costs, therefore the adjustment reflects the recognition of the remaining $25,601,474. The transaction costs incurred and paid by Securitize are recorded as a reduction in proceeds and therefore are excluded from this adjustment.
CC. Reflects elimination of $6,390,414 and $3,374,490 for the six months ended June 30, 2026 and for the year ended December 31, 2025, respectively, in interest expense incurred from Securitize’s convertible notes converted upon the completion of the Business Combination.
DD.    Reflects elimination of the changes in fair values of the bifurcated derivatives related to the convertible notes, the option liability, and the simple agreements for future equity (“SAFEs”) converted upon the completion of the Business Combination. The adjustment reflects the elimination of a $19,842,000 gain and a $11,719,000 loss related to the embedded derivatives, a $29,176,000 and $6,431,000 loss related to the option liability and a $5,678,000 and $4,735,000 loss related to the SAFEs for the six months ended June 30, 2026 and for the year ended December 31, 2025, respectively. The adjustment also reflects elimination of a $67,231,335 loss for the six months ended June 30, 2026 and the elimination of a $4,608,560 loss for the year ended December 31, 2025 related to the change in fair value of CEPT’s forward sale securities liability.
EE. Reflects elimination of the expenses incurred by the CEPT under the Administrative Services Agreement with the Sponsor as well as compensation to the independent directors of CEPT for their services prior to the completion of the Business Combination at the amounts recognized of $60,000 and $79,677 during the six months ended June 30, 2026 and during the year ended December 31, 2025, respectively.
FF. Represents the change in share based compensation expense of $2,901,050 and $15,126,948 for the six months ended June 30, 2026 and for the year ended December 31, 2025, respectively, in connection with the Securitize stock options and Securitize warrants being assumed by PubCo post Business Combination and becoming an option and warrant to purchase shares of PubCo Common Stock.
GG.    Reflects elimination of the interest income recognized of $145,111 during the year ended December 31, 2025, related to the note receivable from Securitize to Carlos Domingo, co-founder and CEO. The loan was repaid in full during the year ended December 31, 2025.
HH. Reflects the elimination of the realized gain of $293,311 and $138,047 for the six months ended June 30, 2026 and for the year ended December 31, 2025, respectively, and the elimination of an associated $155,264 reclassification adjustment to other comprehensive income for the six months ended June 30, 2026.

Note 5.    Net Loss from Continuing Operations per Share
Net loss from continuing operations per share was calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination. As the Business Combination is being reflected as if it had occurred at the beginning of the earliest period presented, the calculation of weighted average shares outstanding for basic and diluted net loss from continuing operations per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entirety of all periods presented.

	For the Six Months Ended June 30, 2026(1)	For the Year Ended December 31, 2025(1)

Numerator:
Net loss from continuing operations	$(16,245,985)	$(55,739,859)
Deemed dividend to preferred stockholders	—	(1,493,539)
Net loss from continuing operations attributable to common stockholders - basic and diluted	$(16,245,985)	$(57,233,398)

Denominator:
Weighted average shares outstanding - basic and diluted	161,465,685	161,465,685

Net loss from continuing operations per share:
Basic and diluted	$(0.10)	$(0.35)

Potentially dilutive securities(2):
Securitize Earnout Shares	6,250,000	6,250,000
Sponsor Earnout Shares	1,800,000	1,800,000
Assumed Warrants	3,711,653	3,711,653
PubCo Common Stock issuable upon exercise of the Assumed Options	10,142,167	10,142,167

(1) Pro forma net income (loss) from continuing operations per share includes the related pro forma adjustments as referred to within the section “Unaudited Pro Forma Condensed Combined Financial Information.”

(2) The potentially dilutive outstanding securities were excluded from the computation of pro forma net loss from continuing operations per share, basic and diluted, because their effect would have been anti-dilutive and/or issuance or vesting of such shares is contingent upon the satisfaction of certain conditions which were not satisfied by the end of the periods presented.